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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of CenterPoint Energy Transition Bond Company, LLC (the "Company") on Form 10-K for the Year ended December 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Gary L. Whitlock, President and Manager (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2006

                                                 /s/ Gary L. Whitlock
                                              ---------------------------
                                              Gary L. Whitlock
                                              President and Manager
                                              (Principal Executive Officer)